UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 6, 2009

OSHKOSH CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-31371	39-0520270
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

P.O. Box 2566, Oshkosh, Wisconsin 54903

(Address of principal executive offices, including zip code)

(920) 235-9151

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On August 6, 2009, Oshkosh Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company and the underwriters named therein (collectively, the “Underwriters”).  Pursuant to the Underwriting Agreement, the Company agreed to sell and the Underwriters agreed to purchase for resale to the public (the “Public Offering”), subject to the terms and conditions expressed therein, 13,000,000 shares of the Company’s common stock at a price per share of $25.00 to the public, less an underwriting discount of $1.01 per share.  The Underwriters also have an option to purchase up to 1,950,000 additional shares of the Company’s common stock at the same price per share to cover any over-allotments.  The Public Offering is expected to close on August 12, 2009.  The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

The common stock to be sold pursuant to the Underwriting Agreement was registered pursuant to an effective shelf Registration Statement on Form S-3 (Registration No. 333-161055) that the Company filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.  In connection with the Company filing with the Securities and Exchange Commission a prospectus supplement, dated August 6, 2009, and prospectus, dated August 5, 2009, relating to the Public Offering described above, the Company is filing Exhibits 5.1 and 23.1 hereto and as part of such Registration Statement an opinion and consent of Foley & Lardner LLP, legal counsel to the Company, issued to the Company as to the validity of the shares of the Company’s common stock being offered in the Public Offering.

On August 6, 2009, the Company also issued a press release announcing the pricing of the Public Offering.  The Company is filing a copy of such press release as Exhibit 99.1 hereto, which is incorporated by reference herein.

Item 9.01.              Financial Statements and Exhibits.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Exhibits:

(1.1)

Underwriting Agreement, dated August 6, 2009, by and among Oshkosh Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Goldman, Sachs & Co., as representatives of the several underwriters named therein.

(5.1)	Opinion of Foley & Lardner LLP, dated August 6, 2009.

(23.1)	Consent of Foley & Lardner LLP (contained in Exhibit 5.1 hereto).

(99.1)	Press Release of Oshkosh Corporation dated August 6, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSHKOSH CORPORATION

Date: August 6, 2009	By:	/s/ David M. Sagehorn
David M. Sagehorn
Executive Vice President and
Chief Financial Officer

OSHKOSH CORPORATION

FORM 8-K

EXHIBIT INDEX

Exhibit
Number	Description

(1.1)

Underwriting Agreement, dated August 6, 2009, by and among Oshkosh Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Goldman, Sachs & Co., as representatives of the several underwriters named therein.

(5.1)	Opinion of Foley & Lardner LLP, dated August 6, 2009.

(23.1)	Consent of Foley & Lardner LLP (contained in Exhibit 5.1 hereto).

(99.1)	Press Release of Oshkosh Corporation dated August 6, 2009.